UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 16, 2007
(Date of report)

January 14, 2007
(Date of earliest event reported)

Sotheby's
(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation or
organization)

1334 York Avenue
New York, NY	10021
(Address of principal executive offices)	(Zip Code)

(212) 606-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     Sotheby’s (or the “Company”) regrets to report that Robert Noortman, Managing Director of Noortman Master Paintings (or the “Gallery”), a subsidiary of Sotheby’s that was acquired in 2006, died unexpectedly on January 14, 2007. It is expected that the Gallery will continue under the leadership of Mr. Noortman’s son, William, and Jeanette Gerritsma, the long-time Gallery Manager of Noortman Master Paintings. Sotheby’s management is currently assessing what impact Mr. Noortman’s death will have on the Noortman Master Paintings business and the Company’s financial statements.

      Details surrounding the Noortman Master Paintings acquisition can be found in the Company’s Quarterly Reports on Form 10-Q for the second and third quarters of 2006 filed with the Securities and Exchange Commission on August 3, 2006 and November 9, 2006, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ Michael L. Gillis
Michael L. Gillis Senior Vice President, Controller and Chief Accounting Officer

Date:	January 16, 2006